GENERAL	6 Months Ended
Jun. 30, 2015
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
GENERAL
NOTE 1:	GENERAL

a.	General:

Sapiens International Corporation N.V. (“Sapiens”) and its subsidiaries (collectively, the “Company”), a member of the Formula Systems (1985) Ltd. Group, is a global provider of software solutions for the insurance industry, with an emerging focus on the broader financial services sector. The Company's offerings include a broad range of software solutions and services, comprised of (i) core software solutions for the insurance industry, including Property & Casualty/General Insurance (“P&C”) and Life, Annuities and Pensions (“L&P”) products, and record keeping software solutions for providers of Retirement Services (ii) variety of technology based solution including business decision management solutions for the financial services industry, including insurance, banking and capital markets and (iii) global Services including project delivery and implementation of the Company’ software solutions.

The Company's target markets are primarily North America, United Kingdom, Israel, Europe, and Asia Pacific.

b.	Acquisition of Ibexi:

On May 6, 2015, the Company completed the agreement to acquire all of outstanding shares of Ibexi Solution Private Limited (Ibexi), an India-based provider of insurance business and technology solutions, in total consideration of $4,764 including a contingent payment valued at $949 on the acquisition date. In addition, an amount of up to approximately $2,900 is contingent upon certain criteria but is also subject to continued employment and therefore not part of the purchase price but is recognized over the service period.

Ibexi, which was founded in 2001, has a team of 180 insurance and technology professionals. The company operates in Asia Pacific, servicing 18 insurers in both the property and casualty and life, pension and annuities markets, including leading insurance companies in India.